EXHIBIT 99

                        Collateral Stratification Report
                               MALT 03-3 g3 total
================================================================================

Pool Summary
Number of Loans:                                                           1341
Current Balance:                                                $437,299,592.40
Average Loan Balance:                                               $326,099.62
Minimum Balance:                                                     $22,463.01
Maximum Balance:                                                  $1,077,328.67
WA Net WAC:                                                              6.7683%
WA Original Term:                                                           356
WA Seasoning:                                                                 4
WA Remaining Term:                                                          352
WA OLTV:                                                                  76.97%
NON-ZERO WA Servicing:                                                   0.2632%
NON-ZERO WA FICO:                                                           701
NON-ZERO WA DTI:                                                          34.64%
% LTV > 80%:                                                              25.90%
Lien Position - First:                                                   100.00%
Loans with Prepay Penalties:                                               0.22%
LPMI Loans:                                                               11.92%
LPMI Count:                                                                 141
Latest Stated Maturity:                                                20330401

ORIGINAL BALANCE                   # OF LOANS   AGGREGATE BALANCE   % OF AGGREGATE BALANCE
------------------------------------------------------------------------------------------
or less $100,000.                         100          $7,166,205                     1.64%
$100,001. - $150,000.                     160          19,924,273                     4.56
$150,001. - $200,000.                     126          21,802,754                     4.99
$200,001. - $250,000.                      78          17,427,721                     3.99
$250,001. - $300,000.                      73          20,193,985                     4.62
$300,001. - $350,000.                     173          56,282,185                    12.87
$350,001. - $400,000.                     213          79,873,698                    18.27
$400,001. - $450,000.                     138          58,508,042                    13.38
$450,001. - $500,000.                     104          49,422,694                    11.30
$500,001. - $550,000.                      55          28,785,959                     6.58
$550,001. - $600,000.                      54          30,776,473                     7.04
$600,001. - $650,000.                      42          26,584,446                     6.08
$650,001. - $700,000.                       2           1,397,422                     0.32
$700,001. - $750,000.                       7           5,119,311                     1.17
$750,001. - $800,000.                       4           3,097,538                     0.71
$800,001. - $850,000.                       3           2,479,424                     0.57
$850,001. - $900,000.                       3           2,594,266                     0.59
$900,001. - $950,000.                       3           2,792,242                     0.64
$950,001. - $1,000,000.                     2           1,993,626                     0.46
$1,000,001. >=                              1           1,077,329                     0.25
------------------------------------------------------------------------------------------
Total:                                   1341        $437,299,592                   100.00%
------------------------------------------------------------------------------------------
Minimum: 22,500.00
Maximum: 1,080,000.00
Average Original Bal: 327,426.54
Count: 1,341.


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                               MALT 03-3 g3 total
================================================================================

WEIGHTED AVERAGE COUPON            # OF LOANS   AGGREGATE BALANCE   % OF AGGREGATE BALANCE
------------------------------------------------------------------------------------------
5.251% - 5.375%                             1            $352,207                     0.08%
5.376% - 5.500%                             2             620,764                     0.14
5.501% - 5.625%                             2             756,030                     0.17
5.626% - 5.750%                             8           3,172,460                     0.73
5.751% - 5.875%                            13           4,711,350                     1.08
5.876% - 6.000%                            23           8,257,450                     1.89
6.001% - 6.125%                            27           9,764,392                     2.23
6.126% - 6.250%                            78          27,725,258                     6.34
6.251% - 6.375%                           100          32,093,900                     7.34
6.376% - 6.500%                           126          33,175,310                     7.59
6.501% - 6.625%                            96          27,833,119                     6.36
6.626% - 6.750%                            79          24,806,880                     5.67
6.751% - 6.875%                           107          35,779,894                     8.18
6.876% - 7.000%                            70          25,396,530                     5.81
7.001% - 7.125%                            40          15,491,702                     3.54
7.126% - 7.250%                            67          22,234,712                     5.08
7.251% - 7.375%                            65          23,558,994                     5.39
7.376% - 7.500%                            84          27,341,987                     6.25
7.501% - 7.625%                            47          16,649,646                     3.81
7.626% - 7.750%                            53          17,094,290                     3.91
7.751% - 7.875%                            60          21,184,561                     4.84
7.876% - 8.000%                            23           8,473,972                     1.94
8.001% - 8.125%                            15           5,017,266                     1.15
8.126% - 8.250%                            31          11,104,181                     2.54
8.251% - 8.375%                            23           8,784,282                     2.01
8.376% - 8.500%                            27           7,410,529                     1.69
8.501% - 8.625%                            11           2,610,311                     0.60
8.626% - 8.750%                            18           4,235,627                     0.97
8.751% - 8.875%                            12           3,857,304                     0.88
8.876% - 9.000%                             7           2,472,280                     0.57
9.001% - 9.125%                             4             731,774                     0.17
9.126% - 9.250%                             6           1,240,925                     0.28
9.376% - 9.500%                             6           1,491,294                     0.34
9.501% - 9.625%                             2              52,837                     0.01
9.626% - 9.750%                             4           1,368,026                     0.31
9.751% - 9.875%                             1             332,160                     0.08
9.876% - 10.000%                            2              61,006                     0.01
10.001% >=                                  1              54,379                     0.01
------------------------------------------------------------------------------------------
Total:                                   1341        $437,299,592                   100.00%
------------------------------------------------------------------------------------------
Minimum: 5.3750%
Maximum: 10.6300%
Weighted Average: 7.1209%

LOAN TO VALUE RATIO                # OF LOANS   AGGREGATE BALANCE   % OF AGGREGATE BALANCE
------------------------------------------------------------------------------------------
50.00% 50.000%                             60         $21,312,082                     4.87%
50.001% - 55.000%                          34           9,867,279                     2.26
55.001% - 60.000%                          39          12,583,934                     2.88
60.001% - 65.000%                          52          20,631,956                     4.72
65.001% - 70.000%                         112          41,924,469                     9.59
70.001% - 75.000%                         135          49,973,902                    11.43
75.001% - 80.000%                         509         167,729,208                    38.36
80.001% - 85.000%                          35          11,057,213                     2.53
85.001% - 90.000%                         192          59,278,555                    13.56
90.001% - 95.000%                         150          39,200,235                     8.96
or less 95.001%                            23           3,740,759                     0.86
------------------------------------------------------------------------------------------
Total:                                   1341        $437,299,592                   100.00%
------------------------------------------------------------------------------------------
Minimum: 21.5900
Maximum: 100.0000
Weighted Average: 76.9692

PROPERTY TYPE                      # OF LOANS   AGGREGATE BALANCE   % OF AGGREGATE BALANCE
------------------------------------------------------------------------------------------
Single Family                             820       $275,699,368.                    63.05%
Two- to Four Family                       222         69,733,622.                    15.95
PUD                                       210         68,669,356.                    15.70
Condominium                                74         21,515,656.                     4.92
Town House                                  8            954,023.                     0.22
Mfctrd Housing                              7            727,567.                     0.17
------------------------------------------------------------------------------------------
Total:                                   1341       $437,299,592.                   100.00%

LOAN PURPOSE                       # OF LOANS   AGGREGATE BALANCE   % OF AGGREGATE BALANCE
------------------------------------------------------------------------------------------
Purchase                                  680        $199,855,942                    45.70%
Cash Out Refinance                        428         149,304,489                    34.14
Rate/Term Refinance                       233          88,139,161                    20.16
------------------------------------------------------------------------------------------
Total:                                   1341        $437,299,592                   100.00%

OWNER OCCUPANCY STATUS             # OF LOANS   AGGREGATE BALANCE   % OF AGGREGATE BALANCE
------------------------------------------------------------------------------------------
Primary                                  1103        $379,396,283                    86.76%
Investor                                  185          45,621,340                    10.43
Secondary                                  53          12,281,970                     2.81
------------------------------------------------------------------------------------------
Total:                                   1341        $437,299,592                   100.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                               MALT 03-3 g3 total
================================================================================

REMAINING TERM TO MATURITY         # OF LOANS   AGGREGATE BALANCE   % OF AGGREGATE BALANCE
------------------------------------------------------------------------------------------
171                                         1            $160,498                     0.04%
172                                         3             318,694                     0.07
173                                         4             567,403                     0.13
174                                         3             850,627                     0.19
175                                         6           2,961,997                     0.68
176                                         7           2,896,588                     0.66
177                                         2           1,127,435                     0.26
236                                         3             735,466                     0.17
238                                         2             408,286                     0.09
240                                         1             280,000                     0.06
297                                         1             557,655                     0.13
337                                         1              87,693                     0.02
342                                         1             164,417                     0.04
343                                         4             704,909                     0.16
344                                         4           1,453,124                     0.33
345                                         2             740,055                     0.17
346                                         3             789,553                     0.18
347                                         4           1,143,243                     0.26
348                                         2             540,619                     0.12
349                                         3           1,021,835                     0.23
350                                        11           3,807,559                     0.87
351                                        22           5,297,679                     1.21
352                                        57          14,755,372                     3.37
353                                        53          17,057,440                     3.90
354                                        43          14,325,997                     3.28
355                                       151          55,569,790                    12.71
356                                       237          85,199,447                    19.48
357                                       255          84,966,648                    19.43
358                                       412         124,608,043                    28.49
359                                        30          10,660,320                     2.44
360                                        13           3,541,200                     0.81
------------------------------------------------------------------------------------------
Total:                                   1341        $437,299,592                   100.00%
------------------------------------------------------------------------------------------
Minimum: 171.00
Maximum: 360.00
Weighted Average: 352.02

GEOGRAPHIC CONCENTRATION           # OF LOANS   AGGREGATE BALANCE   % OF AGGREGATE BALANCE
------------------------------------------------------------------------------------------
California                                360        $139,811,095                    31.97%
New York                                  155          56,220,625                    12.86
Florida                                   108          27,056,870                     6.19
Massachusetts                              66          23,458,016                     5.36
New Jersey                                 60          20,123,995                     4.60
Maryland                                   50          15,973,528                     3.65
Illinois                                   48          14,887,234                     3.40
Colorado                                   45          14,449,050                     3.30
Virginia                                   35          12,432,768                     2.84
Connecticut                                31          10,716,745                     2.45
Arizona                                    36          10,051,835                     2.30
Texas                                      52           9,710,340                     2.22
Washington                                 32           9,433,119                     2.16
Georgia                                    25           9,157,842                     2.09
Minnesota                                  25           8,484,443                     1.94
Nevada                                     24           7,388,648                     1.69
Michigan                                   20           6,362,225                     1.45
Oregon                                     20           5,835,493                     1.33
Pennsylvania                               22           4,483,497                     1.03
North Carolina                             13           3,267,365                     0.75
District of Columbia                        7           2,987,470                     0.68
South Carolina                              8           2,963,941                     0.68
Missouri                                   16           2,522,620                     0.58
Wisconsin                                   9           2,283,815                     0.52
New Mexico                                  9           2,150,440                     0.49
Kansas                                      8           1,952,073                     0.45
Utah                                        7           1,885,107                     0.43
Tennessee                                   6           1,784,955                     0.41
Ohio                                        9           1,685,217                     0.39
Vermont                                     6           1,542,651                     0.35
Rhode Island                                5           1,093,870                     0.25
New Hampshire                               2             811,828                     0.19
Alabama                                     4             798,232                     0.18
Louisiana                                   3             650,453                     0.15
Indiana                                     3             608,042                     0.14
Delaware                                    2             483,425                     0.11
Oklahoma                                    3             410,868                     0.09
Wyoming                                     1             398,985                     0.09
Maine                                       2             342,766                     0.08
Idaho                                       1             322,668                     0.07
Iowa                                        1             136,926                     0.03
Kentucky                                    1             124,779                     0.03
West Virginia                               1              53,728                     0.01
------------------------------------------------------------------------------------------
Total:                                   1341        $437,299,592                   100.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                               MALT 03-3 g3 total
================================================================================

DOCUMENT TYPE                      # OF LOANS   AGGREGATE BALANCE   % OF AGGREGATE BALANCE
------------------------------------------------------------------------------------------
NIV                                       247         $95,286,354                    21.79%
No Doc                                    246          88,682,457                    20.28
Reduced                                   202          82,759,258                    18.93
Full/Alternative                          289          81,062,772                    18.54
Stated Income                             226          46,753,905                    10.69
No Income, No Asset                        79          27,781,000                     6.35
No Ratio                                   41          11,220,381                     2.57
Streamlined                                 7           2,760,028                     0.63
Limited                                     4             993,437                     0.23
------------------------------------------------------------------------------------------
Total:                                   1341        $437,299,592                   100.00%

FICO SCORES                        # OF LOANS   AGGREGATE BALANCE   % OF AGGREGATE BALANCE
------------------------------------------------------------------------------------------
Not Available 0                             1            $111,558                     0.03%
551 - 600                                   9           1,926,113                     0.44
601 - 650                                 139          48,535,051                    11.10
651 - 700                                 528         177,969,421                    40.70
701 - 750                                 427         139,439,656                    31.89
751 - 800                                 227          67,061,330                    15.34
801 - 850                                  10           2,256,464                     0.52
------------------------------------------------------------------------------------------
Total:                                   1341        $437,299,592                   100.00%
------------------------------------------------------------------------------------------
Minimum (not less than 100): 583
Maximum: 809
Weighted Average: 701

ZIP CODE                           # OF LOANS   AGGREGATE BALANCE   % OF AGGREGATE BALANCE
------------------------------------------------------------------------------------------
11368                                       6          $2,518,924                     0.58%
90265                                       4           2,457,855                     0.56
85255                                       4           2,364,946                     0.54
94583                                       5           2,256,781                     0.52
94941                                       3           1,821,997                     0.42
Other                                    1319         425,879,090                    97.39
------------------------------------------------------------------------------------------
Total:                                   1341        $437,299,592                   100.00%

SEASONING                          # OF LOANS   AGGREGATE BALANCE   % OF AGGREGATE BALANCE
------------------------------------------------------------------------------------------
<= 0                                       14          $3,821,200                     0.87%
1 - 3                                     702         222,328,388                    50.84
4 - 6                                     450         162,539,912                    37.17
7 - 12                                    156          43,527,098                     9.95
13 - 24                                    19           5,082,994                     1.16
------------------------------------------------------------------------------------------
Total:                                   1341        $437,299,592                   100.00%
------------------------------------------------------------------------------------------
Minimum: 0.00
Maximum: 23.00
Average: 3.90
Weighted Average: 3.86

BALLOON FLAG                       # OF LOANS   AGGREGATE BALANCE   % OF AGGREGATE BALANCE
------------------------------------------------------------------------------------------
No                                       1339        $437,238,587                    99.99%
Yes                                         2              61,006                     0.01
------------------------------------------------------------------------------------------
Total:                                   1341        $437,299,592                   100.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

MALT 03-3 MAIN ORIGINATORS FOR TOTAL DEAL

                            TOTAL
               NO. OF      CURRENT
ORIGINATOR     LOANS       BALANCE         %      WAC     CASH-OUT   FULL DOC     WAM       WALA      LTV       FICO       DTI
--------------------------------------------------------------------------------------------------------------------------------

Greenpoint        455   175,679,573.40   40.17     7.43      35.76      10.82     356.11        4     78.92        695     34.49
Ohio Savings      227    82,200,975.40    18.8    6.681      43.37      31.65     336.77        4      72.2        706     33.18
Nat City          138    53,099,351.18   12.14    7.661      17.08       8.57     355.94        4     81.09        721     32.33
CTX               155    25,631,340.01    5.86    6.592       5.77      11.36     357.65        2     84.67        716     38.82
RBC                94    24,363,574.18    5.57    6.577      40.54      13.68      356.2        4     70.61        723     31.01
Country wide       65    28,625,450.91    8.05    6.399      51.67      41.44     355.17        4     72.43        668     38.19
OTHER
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:          1,134   389,600,265.08   90.59   7.1192    34.3146    17.3724   352.0442   3.8684   77.1797   702.0132   34.2583

MALT 03-3 MAIN ORIGINATORS

                          TOTAL                                                              NZWA     NZWA
              NO. OF     CURRENT                                                           ORIGINAL  CURRENT    NZWA     NZWA
ORIGINATOR    LOANS      BALANCE        %     WAC    CASH-OUT  FULL DOC    WAM      WALA     LTV       LTV      FICO      DTI
-------------------------------------------------------------------------------------------------------------------------------
Greenpoint       290  129,957,783.26  36.55   7.384     36.96      9.56    355.96       4     78.08    80.76       693    34.42
Ohio Savings     173   73,460,313.71  20.66    6.57     45.71     29.94    334.78       4        71    73.05       708    33.18
Nat City         134   52,073,197.55  14.65    7.66     16.83      8.74    355.96       4     80.95    81.09       721    32.33
CTX              130   21,237,292.61   5.97   6.487      5.97     10.28    357.68       2     85.31    86.08       713    39.08
RBC               74   21,225,443.10   5.97   6.486     41.37      12.3    356.24       4     68.99    71.41       725    31.34
Country wide      65   28,625,450.91   8.05   6.399     51.67     41.44    355.17       4     72.43    73.44       668    38.19
OTHER
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:           866  326,579,481.14  91.85  7.0419   35.2792   17.0328  351.2566  3.8699   76.3292  78.1750  702.0278  34.2411